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                                 UNITED STATES
                        SECURITIES EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  September 18, 2000

                               HEALTHCENTRAL.COM
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     DELAWARE                    000-27567                   94-3250851
 ----------------         ------------------------      -------------------
 (Jurisdiction of         (Commission file number)       (I.R.S. Employer
  incorporation)                                        Identification No.)


                               HealthCentral.com
                       6001 Shellmound Street, Suite 800
                             Emeryville, CA  94608
       ------------------------------------------------------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (510) 250-2500


                                Not Applicable
            ------------------------------------------------------
            (Former name or address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On September 18, 2000, HealthCentral.com (the "Company") announced that it had completed the acquisition of the assets of DrugEmporium.com, Inc. ("DrugEmporium"). The Company had entered into an Asset Purchase Agreement, dated as of July 24, 2000 (the "Asset Agreement"), by and among the Company, HCC Subsidiary Corp. ("Acquisition Sub"), Drug Emporium, Inc. ("DE") and DrugEmporium. Under the terms of the Asset Agreement, Acquisition Sub acquired substantially all of the assets and assumed certain of the liabilities of DrugEmporium in exchange for non-voting preferred stock of the Company (the "Acquisition").

     On September 18, 2000, the Company issued a press release announcing completion of the Acquisition. This press release is attached hereto as Exhibit 99.1, and incorporated herein by reference in its entirety.

     Exhibit 99.1 to this current report on Form 8-K contains forward-looking statements that reflect management's goals, objectives and expectations. These statements relate to, among other things, benefits to be realized from the Acquisition. Achievement of the expressed goals, objectives and expectations is subject to certain risks and uncertainties that could cause actual results to differ materially from those goals, objectives or expectations. Important factors that may cause such differences include, but are not limited to, the Company's limited operating history and need to generate revenues, any failure to integrate the DrugEmporium acquisition and other acquisitions or manage growth, the substantial competition in the eHealth market, the Company's substantial payment obligations, risks inherent in operating an online pharmacy, possible liability related to content on or accessed through the Company's Web sites, the need to build a brand name quickly, the effect of substantial and changing government regulation, possible systems interruptions, and a failure to attract and retain key employees and risks related to intellectual property. Such forwarding-looking statements speak only as of the date on which such statements were made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events. Additional discussions of the risks faced by the Company are contained in the S-1 registration statement and the Annual Report on Form 10-K.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     (c)  Exhibits.

EXHIBIT                DESCRIPTION
-------                -----------
99.1                   Press Release dated September 18, 2000

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.


Date:  September 22, 2000              HealthCentral.com


                                       /s/  C. Fred Toney
                                       --------------------------------------
                                       C. Fred Toney
                                       Chief Financial Officer

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